UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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W.W. Grainger, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 26, 2017 W.W. GRAINGER, INC. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. W.W. GRAINGER, INC. 100 GRAINGER PARKWAY LAKE FOREST, IL 60045 0000317736_1 R1.0.1.15 See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type: Annual Meeting For holders as of: March 06, 2017 Date: April 26, 2017Time: 10:00 AM CDT Location: 100 Grainger Parkway Lake Forest, Illinois 60045

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Have the information that is printed in the box marked by the arrow (located on the by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow available and follow the instructions. 0000317736_2 R1.0.1.15 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 1. Notice & Proxy Statement2. Annual Report How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 12, 2017 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Rodney C. Adkins 06 Neil S. Novich 02 Brian P. Anderson 07 Michael J. Roberts 03 V. Ann Hailey 08 James T. Ryan 04 Stuart L. Levenick 09 E. Scott Santi 05 10 D.G. Macpherson James D. Slavik The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Proposal to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2017. 3. Say on Pay: Advisory proposal to approve compensation of the Company's Named Executive Officers. The Board of Directors recommends you vote 1 YEAR on the following proposal: 4. Say When on Pay: advisory proposal to select the frequency of the advisory vote on compensation of the Company's Named Executive Officers. NOTE: In their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. 0000317736_3 R1.0.1.15 Voting items

0000317736_4 R1.0.1.15

NNNNNNNNNNNN . + NNNNNN C 1234567890 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/GWW • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Important Notice Regarding the Availability of Proxy Materials for the W.W. Grainger, Inc. Annual Meeting of Shareholders to be Held on April 26, 2017 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report on Form 10-K to shareholders are available at: www.investorvote.com/GWW Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.investorvote.com/GWW. Step 2: Click on the icon on the right to view current meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 15, 2017 to facilitate timely delivery. + 2 N O T C O Y 02JECB NNNNNNNNN Shareholder Meeting Notice1234 5678 9012 345 IMPORTANT ANNUAL MEETING INFORMATION

. W.W. Grainger, Inc.’s Annual Meeting of Shareholders will be held on April 26, 2017 at 10:00 a.m., CDT at 100 Grainger Parkway, Lake Forest, Illinois 60045-5201. Proposals – MANAGEMENT RECOMMENDS A VOTE “FOR” ITEMS 1, 2, AND 3 AND A VOTE OF “ONE YEAR” FOR ITEM 4. 1. Election of Directors: Rodney C. Adkins, Brian P. Anderson, V. Ann Hailey, Stuart L. Levenick, D.G. Macpherson, Neil S. Novich, Michael J. Roberts, James T. Ryan, E. Scott Santi and James D. Slavik 2. Proposal to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2017. 3. Say on Pay: advisory proposal to approve compensation of the Company’s Named Executive Officers. 4. Say When on Pay: advisory proposal to select the frequency of the advisory vote on compensation of the Company’s Named Executive Officers. NOTE: To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.investorvote.com/GWW Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials W.W. Grainger” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 15, 2017. g g 02JECB Shareholder Meeting Notice